Segment Information (Tables)	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Summary of reconciliation of net loss to adjusted EBITDA

	2021	2020	2019
Loss for the period	(56,779)	(22,264)	(19,363)
Income tax expense /(benefit)	2	230	(216)
Total non-operating (income)/expense	(2,079)	4,711	967
Depreciation and amortization	9,880	4,963	2,590
Share-based compensation expense	7,820	644	190

Adjusted EBITDA	(41,156)	(11,716)	(15,832)